EXHIBIT 99.1


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB of Kentucky First Bancorp, Inc. (the "Company") as filed with the Securities and Exchange Commission on February 3, 2003 (the "Report"), I, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                        By: /s/ Betty J. Long
                                            ------------------------------------
                                            Name:  Betty J. Long
                                            Title:  President and Chief
                                            Executive Officer



Date: February 3, 2003